UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

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[STAGECOACH VISUAL]	[WELLS FARGO ADVANTAGE FUNDS LOGO]

Important Proxy Information

Please take a moment to read.

The enclosed document is a Proxy Statement concerning a proposed fundamental investment policy change to the Wells Fargo Advantage California Tax-Free Money Market Fund and the Wells Fargo Advantage California Tax-Free Money Market Trust (each, a “Fund”). As a shareholder, you are being asked to vote on this change. The following information highlights the principal aspects of the proposal.

We encourage you to read the full text of the enclosed Proxy Statement.

What am I being asked to vote on?

As a shareholder of a Fund, you are being asked to approve a proposed fundamental investment policy change. This change would allow the Fund to invest any amount of its assets in municipal obligations with income that is subject to the federal alternative minimum tax (AMT). As a result of this change, the Fund, under normal circumstances, would invest at least 80% of its net assets in municipal obligations that pay interest exempt from California individual income tax and regular federal income tax, but not necessarily from the federal AMT. Based on current market conditions, the Fund currently expects to invest only 35% to 40% of its assets in municipal obligations that are subject to the AMT.

The Board of Trustees unanimously recommends that you vote in favor of the proposed change.

How does this differ from the current investment policy?

What are the specific related changes that will occur as a result of this policy change?

Why has the Board recommended that I vote in favor of approving this investment policy change?

Are there implications that shareholders should consider?

Currently, the Fund, under normal circumstances, invests at least 80% of its net assets in municipal obligations that pay interest exempt from California individual income tax and federal income tax, including federal AMT. Additionally, the Fund may invest up to 20% of its net assets in municipal obligations that pay interest subject to the federal AMT.

If shareholders of the Fund approve this policy change, the Fund would also make related changes to its name, investment objective, principal investments, and principal investment strategies.

If the fundamental investment policy change approved by the Board is also approved by the Fund’s shareholders, the following changes will be initiated:

▪     The Fund’s name will subsequently be modified by replacing the phrase “Tax-Free” with “Municipal.”

▪     The current investment objective, principal investments, and principal investment strategies of the Fund would change to allow the Fund to invest any amount of its assets in municipal obligations that pay interest subject to the federal AMT.

The Board unanimously recommends that you vote in favor of the policy change because it would expand the universe of acceptable municipal obligations so that the Fund can remain fully invested.

Currently, the Fund may only invest in high-quality, short-term money market instruments, and the expected reduction in availability of securities that are AMT-free would restrictthe ability to effectively invest its assets. By broadening the investment parameters to include additional First Tier securities that are not AMT-exempt, the Board seeks to increase the number of eligible investments available to the Fund.

Broadening the parameters to include securities that are not exempt from the AMT may have tax implications, especially for shareholders in higher tax brackets that may be subject to AMT.

Whom should I call with questions about the voting process?

If you have any questions about the proxy materials or the proposal, please call your trust officer, investment professional, or Wells Fargo Advantage Funds®Investor Services at 1-800-222-8222.

If you have any questions about how to vote your shares, or if you would like to do so by telephone, you may call our proxy solicitor,
The Altman Group, Inc., at 1-866-828-6931.

BACK SIDE OF WRAPPER:

[WELLS FARGO ADVANTAGE FUNDS LOGO]

DISCLOSURE:

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

117671- 09-09

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2009 Wells Fargo Funds Management, LLC. All rights reserved.

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IMPORTANT NOTICE: Please complete the

enclosed proxy ballot and return it as soon as possible.

For your convenience you may vote by mail, by calling the toll-free telephone number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions.

If you have any questions, you may call 1-800-222-8222 toll-free from 8:00 a.m. to 10:00 p.m. Eastern time.

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

OF

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

September 9, 2009

Dear Valued Shareholder:

I am writing to ask for your vote on an important proposal that affects your investment in the Wells Fargo Advantage California Tax-Free Money Market Fund and Wells Fargo Advantage California Tax-Free Money Market Trust (each a “Fund”) that will be presented to shareholders at a Special Meeting to be held at 3:00 p.m. (Pacific Time), on November 9, 2009. I encourage you to read the enclosed proxy statement thoroughly.

We are seeking your approval to change a fundamental investment policy of each Fund. Approval of the change to each Fund’s fundamental investment policy would permit each Fund to invest any amount of its assets in municipal obligations with income that is subject to the federal alternative minimum tax. In connection with the change to a Fund’s fundamental investment policy, the Fund also would make related changes to its name, investment objective, principal investments and principal investment strategies.

The Board has unanimously approved the proposed change to each Fund’s fundamental investment policy, andunanimously recommends that you vote to approve the change.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions provided on your proxy ballot. If you have any questions about the proxy materials, or the proposal please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, The Altman Group, Inc., at 1-866-828-6931. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Karla M. Rabusch
President
Wells Fargo Funds Trust

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WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

OF

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR NOVEMBER 9, 2009

A special meeting of shareholders of the Wells Fargo Advantage California Tax-Free Money Market Fund and Wells Fargo Advantage California Tax-Free Money Market Trust (each a “Fund”), series of Wells Fargo Funds Trust, a Delaware statutory trust (the “Trust”), will be held on Monday, November 9, 2009, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105. At the special meeting, shareholders will be asked to consider and act upon the proposal (the “Proposal”) to approve a change to a fundamental investment policy of each Fund, and transact such other business as may properly come before the special meeting and any and all adjournment(s) thereof (the “Meeting”).

The Board of Trustees unanimously recommends that you vote in favor of the Proposal.

Shareholders of record of each Fund as of the close of business on August 7, 2009 are entitled to vote at the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions provided on your proxy ballot. If you have any questions about the proxy materials, or the Proposal, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, The Altman Group, Inc., at 1-866- 828-6931.

By Order of the Board of Trustees of
Wells Fargo Funds Trust,

C. David Messman
Secretary

September 9, 2009

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF

THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

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WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

PROXY STATEMENT

Dated September 9, 2009

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

This document is a proxy statement (the “Proxy Statement”), and is being made available to shareholders of the Wells Fargo Advantage California Tax-Free Money Market Fund and Well Fargo Advantage California Tax-Free Money Market Trust (each a “Fund” and together, the “Funds”), series of Wells Fargo Funds Trust, a Delaware statutory trust (the “Trust”), in connection with a special meeting of shareholders of the Funds to be held on Monday, November 9, 2009, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105, and at any and all adjournments thereof (the “Meeting”). The Proxy Statement contains the information that shareholders of each Fund should know before voting on the proposal before them, and should be reviewed and retained for future reference. The proposal described in this Proxy Statement (the “Proposal”) is shown below.

Proposal

To approve a change to

a fundamental investment policy of each Fund

The Board of Trustees (the “Board”) of the Trust has fixed the close of business on August 7, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the enclosed notice and form of proxy are first being mailed to shareholders on or about

September 9, 2009.

PROPOSAL:

APPROVAL OF A CHANGE TO A FUNDAMENTAL INVESTMENT POLICY

Proposed Change to Fundamental Investment Policy

Shareholders are being asked to approve a change to a fundamental investment policy of each Fund. A Fund’s fundamental investment policy can only be changed by a vote of the Fund’s shareholders. The current fundamental investment policy (the “Current Fundamental Investment Policy”) for each Fund limits the amount of assets that the Fund may invest in municipal obligations with income that is subject to the federal alternative minmum tax (“AMT”). Pursuant to the Current Fundamental Investment Policy, each Fund may only invest up to 20% of its net assets, plus investment borrowings, in municipal obligations with income that is subject to federal AMT. Due to current California municipal securities market conditions, the Current Fundamental Investment Policy is expected to make it difficult for each Fund to continue to find enough acceptable municipal obligations for investment.

Deterioration in the California municipal securities market has caused a reduction in the number of municipal obligations that are acceptable investments for each Fund. For example, the number of acceptable municipal obligations has decreased, in large part, as a result of the downgrades to the credit ratings of California municipal obligations. Currently, California’s general obligation bond rating is the lowest of any state in the nation. Lower ratings make it more expensive for California to raise revenue and, in some cases, could prevent California from issuing bonded debt in the quantity otherwise desired. In light of California’s current financial crisis, nationally recognized statistical rating organizations continue to monitor California’s economic situation and weigh further downgrades.

Because each Fund is a “money market” fund that is regulated primarily under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act’), each Fund may only invest in high-quality, short-term money market instruments. In fact, consistent with each Fund’s investment policies, each Fund may only purchase “first tier” securities. “First tier” rated securities are defined as securities given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s). Accordingly, the reduction in the number of high-quality California municipal securities that are acceptable for investment is expected in the future to restrict each Fund’s ability to effectively make investments.

 As a result of the conditions facing the California municipal securities market, the Board unanimously approved, and recommends that the shareholders of each Fund approve a change to each Fund’s Current Fundamental Investment Policy to permit each Fund to invest any amount of its assets in municipal obligations with income that is subject to federal AMT (the “New Fundamental Investment Policy”). In addition, the Board has also adopted changes to each Fund’s name, investment objective, principal investments and principal investment strategies, as described below. The change to the Current Fundamental Investment Policy and these related changes are designed to increase the number of acceptable municipal obligations available for investment by each Fund and therefore, enhance each Fund’s portfolio management team’s ability to meet the Fund’s investment objective and keep each Fund fully invested. In addition, municipal obligations with income that is subject to federal AMT typically provide more yield than similar municipal obligations with income that is not subject to federal AMT. Based on current market conditions, each Fund currently expects to invest only 35-40% of its assets in municipal obligations with income that is subject to federal AMT. Market conditions may change, however, and each Fund may invest a greater percentage of its assets in obligations subject to federal AMT.The Current Fundamental Investment Policy and the New Fundamental Investment Policy are as follows:

Current Fundamental Investment Policy	New Fundamental Investment Policy

The Fund may not invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal AMT), and (ii) is also exempt from California’s income tax.

The Fund may not invest less than 80% of net assets plus investment borrowings, under normal circumstances, in municipal obligations that pay interest exempt from California individual income tax and regular federal income tax, but not necessarily federal AMT.

Changes to Fund Name, Investment Objective, Principal Investments and Principal Investment Strategies

In connection with approving the New Fundamental Investment Policy, the Board has also adopted changes to each Fund’s name, investment objective, principal investments and principal investment strategies. While shareholder approval is not required to make these changes, the implementation of these changes is contingent on shareholder approval of the New Fundamental Investment Policy. Additional information about these changes is set forth below.

Each Fund currently uses the term “Tax-Free” in its name. Pursuant to Rule 35d-1 under the 1940 Act, in order for a Fund to use “Tax-Free” in its name, the Fund may not invest more than 20% of its net assets, plus investment borrowings, in taxable securities, which include municipal obligations with income that is subject to federal AMT. If shareholders approve the New Fundamental Investment Policy which would permit each Fund to invest any amount in municipal obligations with income that is subject to federal AMT, each Fund would no longer be able to use “Tax-Free” in its name. In addition, each Fund’s current investment objective, principal investments and principal investment strategies contemplate that the Fund will not invest more than 20% of the Fund’s net assets in municipal obligations that pay interest subject to federal AMT consistent with the Fund’s Current Fundamental Investment Policy. If shareholders approve the New Fundamental Investment Policy, again, each Fund’s current investment objective, principal investments and principal investment strategies would need to be changed to permit the Fund to invest any amount of the Fund’s assets in municipal obligations that pay interest subject to federal AMT consistent with the Fund’s New Fundamental Investment Policy.

To the extent shareholders approve the New Fundamental Investment Policy, the changes to each Fund’s name, investment objective, principal investments and principal investment strategies must be made so as not to conflict with the New Fundamental Investment Policy. The changes that the Board has adopted are as follows:

	Current	Proposed
Name	• California Tax-Free Money Market Fund • California Tax-Free Money Market Trust	• California Municipal Money Market Fund • California Municipal Money Market Trust
Investment Objective	The Fund seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.	The Fund seeks current income exempt from regular federal income tax and California individual income tax, while preserving capital and liquidity.
Principal Investments

Under normal circumstances:

•     Invests exclusively in high-quality, short-term money market instruments.

•     Invests at least 80% of the Fund’s net assets in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal AMT.

The Fund may also invest:

•     Up to 20% of the Fund’s net assets in municipal obligations that pay interest subject to federal AMT.

Under normal circumstances:

•     Invests exclusively in high-quality, short-term money market instruments.

•     Invests at least 80% of the Fund’s net assets in municipal obligations that pay interest exempt from California individual income tax and regular federal income tax, but not necessarily federal AMT.

The Fund may also invest:

•     Any amount of the Fund’s total assets in municipal obligations that pay interest subject to federal AMT.

Principal Investment Strategies

•     We may invest a portion of the Fund’s total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities, that pay interest exempt from federal income tax, including federal AMT, and California individual income tax.

•     We invest principally in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal AMT. The Fund attempts to invest exclusively in municipal obligations that pay interest exempt from California individual income tax and federal income tax, however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT.

•     The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT.

•     We may invest a portion of the Fund’s total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities that pay interest exempt from regular federal income tax and California individual income tax.

•     We invest principally in municipal obligations that pay interest exempt from California individual income tax and regular federal income tax, but not necessarily federal AMT. The Fund attempts to invest exclusively in municipal obligations that pay interest exempt from California individual income tax and regular federal income tax, however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax and regular federal income tax.

•     The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax or regular federal income tax.

Board Recommendation

As explained above, the Board believes that the proposed change to each Fund’s Current Fundamental Investment Policy is in the best interests of shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL

OTHER INFORMATION

Additional information about each Fund is available in the:

•	Prospectus(es) for the Fund;
•	Statement of Additional Information, or SAI, for the Fund; and
•

Annual Report to Shareholders dated February 28, 2009, and Semi-Annual Report dated August 31, 2008, which contains financial statements for the most recent fiscal periods, and was previously mailed to shareholders. All of these documents are on file with the SEC.

Copies of these documents are available upon request without charge by writing to, calling or visiting our Web site:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C., and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900 (duplicating fee required)
By Phone:	1-800-SEC-0330 (duplicating fee required)
By Mail:	Public Reference Section Securities and Exchange Commission 450 5th Street, N.W. Washington, DC 20549-6009 (duplicating fee required)
By Email:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov (Information about the Fund may be found under Wells Fargo Funds Trust)

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote to approve a change to a fundamental investment policy of each Fund at a special meeting of shareholders. The Meeting will be held on Monday, November 9, 2009, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105.

You may vote in one of four ways.

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

•	Vote on the Internet according to the enclosed voting instructions provided on your proxy ballot.

•	Call the toll-free number printed on your proxy ballot and follow the instructions provided.

•	You also may vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on your proxy card.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only shareholders of record on August 7, 2009 are entitled to receive notice of, and to vote at, the Meeting. Each whole and fractional share of a Fund held as of August 7, 2009is entitled to a whole or fractional vote. For each such Fund, the presence in person or by proxy of one-third of the outstanding shares of the Fund is required to constitute a quorum. Approval of the Proposal requires approval by a “majority of outstanding voting securities” of the Fund. This majority is defined by the 1940 Act as the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities. Voting is separate for each Fund. The voting for one Fund is not contingent on the voting for the other Fund, which means that the Proposal could be adopted for one Fund but not the other Fund.

The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

•	votes cast FOR approval of the Proposal to determine whether sufficient affirmative votes have been cast;

•	ballots that are returned without a direction the same as votes cast FOR the Proposal; and

•

abstentions and broker non-votes of shares (in addition to votes cast FOR) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether a Proposal has been approved.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

The Board knows of no matters other than the Proposal described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the Proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Wells Fargo Funds Management, LLC (“Funds Management”) or an affiliate of the Wells Fargo Advantage Funds, who will not be paid for their services, or a solicitor, may solicit proxies by telephone, facsimile, verbal, Internet, or email communication. Funds Management has engaged the proxy solicitation firm of The Altman Group, Inc. at an anticipated cost of approximately $44,122 plus out-of-pocket expenses, for its services in soliciting proxies from brokers, banks, other institutional holders and individual shareholders. Funds Management, and not a Fund, will pay all of the costs associated with the preparation of this Proxy Statement and the solicitation of proxies.

Outstanding Shares

As of August 7, 2009, each class of each Fund had the following number of shares outstanding:

Name of Fund/Class	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
California Tax-Free Money Market Fund		3,196,447,036.9600
Class A	2,292,200,655.8400
Institutional Class	381,353,243.3400
Service Class	522,893,137.7800
California Tax-Free Money Market Trust		597,730,966.7400
Single Class	597,730,966.7400

Principal Shareholders

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or class of each Fund. To the knowledge of Wells Fargo Advantage Funds, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of any Class of the Funds as of August 7, 2009.

Name of Share Class	Name and Address	Type of Ownership	Percentage of Class

California Tax-Free Money Market Fund
Class A	Wells Fargo Service Company FBO Sweep Funds CATF Retail Sweep Operations 3401 N 4th Ave # N9777-131 Sioux Falls SD 57104-0783	Record	55.44%

	Wells Fargo Investments, LLC C/O Chris Robinson 625 Marquette Ave Fl 12 Minneapolis MN 55402-2308	Record	33.40%

Institutional Class	Wells Fargo Bank NA Attn Cash Sweep MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	Record	44.16%

	Wells Fargo Brokerage Services LLC Attn Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55479-0001	Record	37.34%

	Wells Fargo Investments, LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	Record	6.57%

	Wells Fargo Investments, LLC 625 Marquette Ave S 13th Floor Minneapolis MN 55402-2323	Record	6.57%

Service Class	Wells Fargo Bank NA Attn Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	Record	73.53%

	Wells Fargo Brokerage Services LLC Attn Sean O’Farrell 608 2nd Ave S #N9303-054 Minneapolis MN 55479-0001	Record	8.42%

California Tax-Free Money Market Trust
Single Class	Wells Fargo Bank NA Attn: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis MN 55479-0001	Record	98.11%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

As of August 7, 2009, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

Other Information about the Funds

Funds Management serves as the Funds’ investment adviser and administrator. Wells Fargo Funds Distributor, LLC (“Funds Distributor”) serves as the Funds’ principal underwriter. Funds Management and Funds Distributor are located at 525 Market Street, San Francisco, California 94105.

Annual Meetings and Shareholder Meetings

The Trust does not presently hold annual meetings of shareholders for the election of trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

Shareholders Sharing an Address

To help keep expenses low, the Trust is permitted to mail only one copy of this Proxy Statement to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please contact The Altman Group, Inc., at1-866-828-6931.

[WELLS FARGO ADVANTAGE FUNDS LOGO]	September 9, 2009

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

of

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, CA 94105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2009

NA1 NA2 NA3 NA4

The control number below will allow you to access proxy information online for all your investments connected with this Special Shareholder Meeting. To access your proxy please logon to:

www.proxyonline.com

YOUR CONTROL NUMBER IS: XXXXXXXXXXXX

Dear Shareholder,

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Wells Fargo Advantage California Tax-Free Money Market Fund and the Wells Fargo Advantage California Tax-Free Money Market Trust (the “Funds”) of Wells Fargo Funds Trust (the “Trust”) will be held on November 9, 2009 at 3:00 p.m. Pacific time, at 525 Market Street, 12th Floor, San Francisco, California 94105.

Shareholders of each Fund will be asked at the Meeting:

1.	To approve a change to a fundamental investment policy; and
2.	Consider and act upon such other matters as may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the change to the Fund’s fundamental investment policy.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet at www.proxyonline.com. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If interested, you may attend the meeting in person and vote. If however, you cannot attend the meeting, please go to www.proxyonline.com and enter the control number found in the box above. Once you have logged in you can view/download the proxy statement and proxy card, request a copy of the proxy material via e-mail or the U.S. Post Office, and vote your shares.

Please read the proxy materials carefully and vote your shares. If you should have any questions about this Notice or the proxy materials, please call (866) 828-6931 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

Sincerely,

C. David Messman

Secretary

If you would like to receive a paper or electronic copy of the proxy material, please see the reverse side for instructions

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

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REQUEST FOR PROXY MATERIAL

If you would like to receive a paper or electronic copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy using any of the options below. If you wish to receive a paper copy through the mail please make that request on or before October 31, 2009 to allow for timely delivery. If you request to receive an electronic copy please do so by November 7, 2009.

[COMPUTER GRAPHIC]

BY INTERNET

Go towww.proxyonline.com and enter the control number found in the box on the upper right hand corner of the reverse side. Once you have logged in you may request a copy of the proxy material to be sent to your email address or to your home, your choice.

You may also elect to receive all future proxy material from Wells Fargo Funds Trust via the U.S. Post Office or e-mail.

[TELEPHONE GRAPHIC]

BY PHONE

You can request either an electronic copy or hardcopy of the proxy material by calling toll-

free (866) 828-6931 and reference the control number listed above. Representatives are available Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

[@ GRAPHIC]

BY E-MAIL

To request a copy of the proxy material, please send an e-mail with your control number in the subject line to the address noted below:

For a physical copy:          mailproxy@proxyonline.com

For an electronic copy:      emailproxy@proxyonline.com

To elect to receive all future proxy material via the referenced delivery method, please type

“Permanent Request” in the body of the e-mail.

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[WELLS FARGO ADVANTAGE FUNDS LOGO]

PROXY CARD

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2009

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Andrew Owen (officers of Wells Fargo Funds Trust (the “Trust”)), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on November 9, 2009 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot.

Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

______________________________________________

Signature                 Date

__________________________________________________________

Signature (if held jointly)                 Date

__________________________________________

Title if a corporation, partnership or other entity

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

▲ FOLD HERE – DO NOT TEAR ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4667 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-828-6931.

TAG ID:                                                                                                                                                                                                                                                                 CUSIP: 94975H-478, 460, 548

1

 PROXY CARD

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ☐

PROPOSAL:

1.	To approve the proposed change to the fundamental investment policy of the California Tax-Free Money Market Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

TAG ID	“Scanner Bar Code”	CUSIP:

2

[WELLS FARGO ADVANTAGE FUNDS LOGO]

PROXY CARD

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2009

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Andrew Owen (officers of Wells Fargo Funds Trust (the “Trust”)), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on November 9, 2009 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot.

Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

______________________________________________

Signature                 Date

__________________________________________________________

Signature (if held jointly)                 Date

__________________________________________

Title if a corporation, partnership or other entity

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

▲ FOLD HERE – DO NOT TEAR ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4667 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-828-6931.

TAG ID:                                                                                                                                                                                                                                                                                  CUSIP: 94975H-452

1

PROXY CARD

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ☐

PROPOSAL:

1.   To approve the proposed change to the fundamental investment policy of the California Tax-Free Money Market Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

TAG ID:	“Scanner Bar Code”	CUSIP:

2